Exhibit 10.8

SIXTH AMENDMENT

TO

SECOND AMENDED AND RESTATED

AGREEMENT OF LIMITED PARTNERSHIP

OF

GGP LIMITED PARTNERSHIP

THIS AMENDMENT (the “Amendment”) is made and entered into as of November 20, 2003, by and among the undersigned parties.

W I T N E S S E T H:

WHEREAS, a Delaware limited partnership known as GGP Limited Partnership (the “Partnership”) exists pursuant to that certain Second Amended and Restated Agreement of Limited Partnership of GGP Limited Partnership dated as of April 1, 1998, as amended (the “Second Restated Partnership Agreement”), and the Delaware Revised Uniform Limited Partnership Act;

WHEREAS, General Growth Properties, Inc., a Delaware corporation, is the general partner of the Partnership (the “General Partner”);

WHEREAS, as of the close of business on the date hereof, the certificate of incorporation of the General Partner was amended to increase the number of authorized shares of common stock of the General Partner, change the par value of such shares from $0.10 to $0.01 per share and divide each outstanding share of common stock into three shares of common stock (the “Stock Split “); and

WHEREAS, the parties hereto, being the sole general partner of the Partnership and the holders of a Majority-in-Interest of the Common Units, desire to amend the Second Restated Partnership Agreement to set forth their understandings regarding the Stock Split and certain other matters.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1.             CAPITALIZED TERMS. Capitalized terms used but not defined herein shall have the definitions assigned to such terms in the Second Restated Partnership Agreement, as amended hereby.

2.             AMENDED DEFINITIONS.

(a)           The definition of “Common Stock” set forth in Section 1.1 of the Second Restated Partnership Agreement is hereby deleted in its entirety and the following is hereby inserted in its place and stead:

‘“Common Stock’ shall mean the shares of common stock of the General Partner.”

(b)           The definition of “Closing Price” set forth in Section 1.1 of the Second Restated Partnership Agreement is hereby deleted in its entirety and the following is hereby inserted in its place and stead:

‘“Closing Price’ on any day shall mean the average of the intra-day high and low for such day as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock as such person is selected from time to time by the Board of Directors of the General Partner.”

(c)           The definition of “Current Per Share Market Price” set forth in Section 1.1 of the Second Restated Partnership Agreement is hereby deleted in its entirety and the following is hereby inserted in its place and stead:

‘“Current Per Share Market Price’ shall mean, as of any date, the average of the Closing Price for the five consecutive Trading Days ending on such date or the average of the Closing Price for any other period of Trading Days that the General Partner deems appropriate with respect to any transaction or other event for which “Current Per Share Market Price” is determined (other than a redemption pursuant to any Rights Agreement unless otherwise provided therein); provided, however, that the Closing Price for any Trading Day or Trading Days that are included in any calculation of Current Per Share Market Price shall be adjusted to take into account any stock split, dividend, subdivision, combination and the like if General Partner deems such adjustment to be appropriate).”

(d)           The definition of “Rights Agreements” set forth in Section 1.1 of the Second Restated Partnership Agreement is hereby deleted in its entirety and the following is hereby inserted in its place and stead:

‘“Rights Agreements’ shall mean the Bucksbaum Rights Agreement and those certain Redemption Rights Agreements entered into before, on or after the date hereof by the Partnership, the General Partner and certain other Persons in connection with the issuance of Units to such other Persons, as the same may be amended from time to time.”

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3.             DIVISION OF COMMON UNITS. Notwithstanding anything to the contrary contained in the Second Restated Partnership Agreement, (a) effective at the close of business on the date hereof, each Common Unit shall be deemed to be three Common Units, so that, as of such time, each holder of record of Common Units, automatically and without further action, shall be deemed to be the holder of two additional Common Units for each Common Unit held immediately prior to such time (the “Unit Split”) and (b) there shall be no adjustment of the Conversion Factor on account of the Stock Split; provided, however, that (x) if the rights under any Specified Rights Agreement are exercised as to one or more Common Units, then, effective immediately prior to the redemption or purchase of such Common Units pursuant to such Specified Rights Agreement, the Unit Split shall be completely reversed as to such Common Units and each such Common Unit, automatically and without further action, shall be deemed to be one-third of a Common Unit and (y) if such Common Units are transferred to the General Partner (rather than the Partnership) pursuant to such Specified Rights Agreement, then, effective immediately following such transfer, the Unit Split shall be completely reinstated as to such Common Units and each such Common Unit, automatically and without further action, shall be deemed to be three Common Units. For purposes hereof, a “Specified Rights Agreement” is any Rights Agreement pursuant to which the “Conversion Factor” (or the equivalent) referred to therein is adjusted as the result of the Stock Split and such adjustment is not completely reversed as the result of the Unit Split. The purpose of the proviso contained in the first sentence of this paragraph is to ensure that there are not duplicative adjustments on account of the Stock Split, and this Section 3 shall be interpreted and applied consistently therewith.

4.             NOTICE REQUIREMENTS. Notwithstanding anything to the contrary contained in the Second Restated Partnership Agreement, no provision of the Second Restated Partnership Agreement requiring notice of any event prior to the occurrence thereof shall apply to the Stock Split, any of the matters contained herein or stock splits, subdivisions, dividends, combinations or any other similar event occurring after the date hereof.

5.             NEW EXHIBIT A. Exhibit A to the Second Restated Partnership Agreement, identifying the Partners, the number and class or series of Units owned by them and their respective Percentage Interests, if any, is hereby deleted in its entirety and the Exhibit A in the form attached hereto is hereby inserted in its place and stead.

6.             AMENDMENT TO SECTION 13.12 Section 13.12 of the Second Restated Partnership Agreement is hereby deleted in its entirety and the following is hereby inserted in its place and stead:

“13.12 ISSUANCE OF CERTIFICATES. The General Partner may, in its sole discretion, issue a certificate setting forth the name of any Partner and the number of Units owned by such Partner and, in such event, the General Partner shall establish such rules and regulations relating to issuances and reissuances of certificates upon transfer of Units, the division of Units among multiple certificates and the loss, theft, destruction or mutilation of certificates as the General Partner reasonably deems appropriate. Notwithstanding anything to the contrary contained herein or in any certificate, (a) no certificate issued by the Partnership shall constitute a certificated security under Article 8 of the Uniform Commercial Code or an instrument, (b) the issuance or existence of certificates shall not create any rights on the part of the holders of such certificates or other Persons that would not exist if such certificates had not been issued, (c) the Partnership shall have no liability

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to holders of certificates or other Persons that it would not have had if it had not issued such certificates, and (d) only those Persons shown on the Partnership’s book and records as the registered owner of any particular Unit shall have any rights as a Limited Partner or otherwise with respect thereto.”

7.             OTHER PROVISIONS UNAFFECTED. Except as expressly amended hereby, the Second Restated Partnership Agreement shall remain in full force and effect in accordance with its terms.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment on the day and year first above written.

GENERAL PARTNER:

GENERAL GROWTH PROPERTIES, INC.,

a Delaware corporation

By:	/s/ Bernard Freibaum
Bernard Freibaum, Executive Vice President

LIMITED PARTNERS:

M.B. CAPITAL PARTNERS III, a South

Dakota general partnership

By:	GENERAL TRUST COMPANY, not
individually but solely as Trustee
of Martin Investment Trust G, a partner

By:	/s/ Marshall E. Eisenberg
Marshall E. Eisenberg, President

EXHIBIT A

TO THE

SECOND AMENDED AND RESTATED

AGREEMENT OF LIMITED PARTNERSHIP

OF

GGP LIMITED PARTNERSHIP

PARTNERS

See attached.

EXHIBIT A

			NUMBER OF	NUMBER OF	NUMBER OF
	NUMBER OF	PERCENTAGE	SERIES A	SERIES B	SERIES C
	COMMON UNITS	INTEREST	PREFERRED UNITS	PREFERRED UNITS	PREFERRED UNITS
General Partner:
General Growth Properties, Inc.	216,208,419.5826	79.3788	0.0000	0.0000	0.0000

Limited Partners:

M.B. Capital Partners III	46,690,280.8905	17.1419	0.0000	0.0000	0.0000
Stanley Richards Revocable Trust	449,119.1814	0.1649	0.0000	0.0000	0.0000
Joe W. Lowrance	172,860.0000	0.0635	0.0000	0.0000	0.0000
LWLDA Limited Partnership	135,669.0000	0.0498	0.0000	0.0000	0.0000
Brent M. Milgrom	172,860.0000	0.0635	0.0000	0.0000	0.0000
GDC/A&B Limited Partnership	135,669.0000	0.0498	0.0000	0.0000	0.0000
Edward S. Brown	75,000.0000	0.0275	0.0000	0.0000	0.0000
Lawrence A. Brown	52,941.0000	0.0194	0.0000	0.0000	0.0000
Merrill H.J. Roth	87,072.0000	0.0320	0.0000	0.0000	0.0000
The Roth Family Limited Partnership	66,924.0000	0.0246	0.0000	0.0000	0.0000
Joseph Straus, Jr.	234,051.0000	0.0859	0.0000	0.0000	0.0000
Warren Weiner and Penny Weiner, Husband and Wife, as Tenants-by-the Entirety	47,566.5000	0.0175	0.0000	0.0000	0.0000
Joint Revocable Trust of Marvin Rounick and Judy Rounick	47,566.5000	0.0175	0.0000	0.0000	0.0000
Marvin Rounick and Judy Rounick, Husband and Wife, as Tenants-by-the Entirety	167,010.0000	0.0613	0.0000	0.0000	0.0000
Joint Revocable Trust of Warren and Penny Weiner	55,671.0000	0.0204	0.0000	0.0000	0.0000

Irrevocable Trust of Warren Weiner dated January 24, 1978 F/B/O Robyn Weiner	55,671.0000	0.0204	0.0000	0.0000	0.0000

Irrevocable Trust of Warren Weiner dated January 24, 1978 F/B/O Kimberly Weiner	55,671.0000	0.0204	0.0000	0.0000	0.0000
Sidney Forbes	1,789,587.0000	0.6570	0.0000	0.0000	0.0000
The Frankel Group	346,797.0000	0.1273	0.0000	0.0000	0.0000
Avern Cohn	173,397.0000	0.0637	0.0000	0.0000	0.0000
Rita Haddow	173,397.0000	0.0637	0.0000	0.0000	0.0000
G. Thomas York	17,781.0000	0.0065	0.0000	0.0000	0.0000
Michael Hartz	44,454.0000	0.0163	0.0000	0.0000	0.0000
Wilson M. Carter	31,818.7500	0.0117	0.0000	0.0000	0.0000
James W. Beale	53,031.0000	0.0195	0.0000	0.0000	0.0000
Daniel B. Rather	108,606.0000	0.0399	0.0000	0.0000	0.0000
James B. Carson, Jr.	104,046.0000	0.0382	0.0000	0.0000	0.0000
William A. Mitchell, Jr.	10,605.0000	0.0039	0.0000	0.0000	0.0000
MP, Ltd.	163,440.0000	0.0600	0.0000	0.0000	0.0000
Peter D. Leibowits	1,556,499.0000	0.5715	0.0000	0.0000	0.0000
James Carpenter	65,838.0000	0.0242	0.0000	0.0000	0.0000
John Hachen	8,190.0000	0.0030	0.0000	0.0000	0.0000
Robert Klausner	32,748.0000	0.0120	0.0000	0.0000	0.0000
Donald B. May	16,572.0000	0.0061	0.0000	0.0000	0.0000

EXHIBIT A

			NUMBER OF	NUMBER OF	NUMBER OF
	NUMBER OF	PERCENTAGE	SERIES A	SERIES B	SERIES C
	COMMON UNITS	INTEREST	PREFERRED UNITS	PREFERRED UNITS	PREFERRED UNITS

Bonnie Primack	162,063.0000	0.0595	0.0000	0.0000	0.0000
Samuel Primack	97,278.0000	0.0357	0.0000	0.0000	0.0000
Sheldon Silverman	73,980.0000	0.0272	0.0000	0.0000	0.0000
Lindsay Faith May Trust, Ian D. Gardenswartz Tustee	48,639.0000	0.0179	0.0000	0.0000	0.0000
Cyd Primack	162,063.0000	0.0595	0.0000	0.0000	0.0000
Donald Kay	8,286.0000	0.0030	0.0000	0.0000	0.0000
Benjamin May Trust, Ian D. Gardenswartz Trustee	48,639.0000	0.0179	0.0000	0.0000	0.0000
Jordan Perlmutter	197,286.0000	0.0724	0.0000	0.0000	0.0000
Essie Perlmutter	98,643.0000	0.0362	0.0000	0.0000	0.0000
Carol R. Berka	7,500.0000	0.0028	0.0000	0.0000	0.0000
Robert W. Specht, Jr.	11,025.0000	0.0040	0.0000	0.0000	0.0000
Kathryn M. Burke (Palmer) Trust	12,036.0000	0.0044	0.0000	0.0000	0.0000
Gregory Specht	13,500.0000	0.0050	0.0000	0.0000	0.0000
The Grandchildren’s Trust, William S. Silverman Trustee	65,754.0000	0.0241	0.0000	0.0000	0.0000
O’Connor Realty Investors II, L.P.	34,224.0000	0.0126	0.0000	0.0000	0.0000
J.W. O’Connor & Co., Incorporated	47,661.0000	0.0175	0.0000	0.0000	0.0000
O’Connor Associates L.P.	1,134,822.0000	0.4166	0.0000	0.0000	0.0000
Estate of Edward J. DeBartolo	84,381.0000	0.0310
Glenn J. Rufrano	66,138.0000	0.0243	0.0000	0.0000	0.0000
B.C.O.P. Associates L.P.	78,174.0000	0.0287	0.0000	0.0000	0.0000
CMS/Valley Forge Real Estate Opportunity Fund, L.P.	22,557.0000	0.0083	0.0000	0.0000	0.0000
Harry J. Butler, Jr.	235,206.0000	0.0864	0.0000	0.0000	0.0000
Scott P. Sealy	32,181.0000	0.0118	0.0000	0.0000	0.0000
Mark P. Sealy	17,466.0000	0.0064	0.0000	0.0000	0.0000
Gwen B. Sealy	4,599.0000	0.0017	0.0000	0.0000	0.0000
Scott P. Sealy, Trustee for the J. Pollard Sealy Trust for Scott P. Sealy	921.0000	0.0003	0.0000	0.0000	0.0000

Scott P. Sealy, Trustee for the J. Pollard Sealy Trust for Laura Celeste Sealy Curtis	924.0000	0.0003	0.0000	0.0000	0.0000
Scott P. Sealy, Trustee for the J. Pollard Sealy Trust for Mark P. Sealy	921.0000	0.0003	0.0000	0.0000	0.0000
Scott P. Sealy, Trustee for the J. Pollard Sealy Trust for Lisa Wood Sealy Hollier	924.0000	0.0003	0.0000	0.0000	0.0000
Scott P. Sealy, Trustee for the J. Pollard Sealy Trust for Sue Sealy Geren	924.0000	0.0003	0.0000	0.0000	0.0000
Cache Valley Mall Partnership, Ltd.	0.0000	0.0000	0.0000	165,224.4840	0.0000
Burke Cloward	0.0000	0.0000	0.0000	18,510.1200	0.0000
Alan Cordano	0.0000	0.0000	0.0000	399.3300	0.0000
James Cordano	0.0000	0.0000	0.0000	799.1820	0.0000
Gregory Curtis	0.0000	0.0000	0.0000	1,370.2500	0.0000
Fairfax Holding, LLC	0.0000	0.0000	0.0000	926,920.0980	0.0000
G. Rex Frazier	0.0000	0.0000	0.0000	16,576.6320	0.0000
Michael Frei	0.0000	0.0000	0.0000	8,044.5420	0.0000
Hall Investment Company	0.0000	0.0000	0.0000	13,016.0700	0.0000
Kenneth Hansen	0.0000	0.0000	0.0000	2,663.2440	0.0000

EXHIBIT A

			NUMBER OF	NUMBER OF	NUMBER OF
	NUMBER OF	PERCENTAGE	SERIES A	SERIES B	SERIES C
	COMMON UNITS	INTEREST	PREFERRED UNITS	PREFERRED UNITS	PREFERRED UNITS

King American Hospital, Ltd.	0.0000	0.0000	0.0000	26,485.7580	0.0000
Florence King	0.0000	0.0000	0.0000	8,465.7960	0.0000
Warren P. King	0.0000	0.0000	0.0000	3,392.4780	0.0000
Paul K. Mendenhall	0.0000	0.0000	0.0000	3,751.6140	0.0000
Tom Mulkey	0.0000	0.0000	0.0000	1,717.9020	0.0000

North Plains Development Company, Ltd.	0.0000	0.0000	0.0000	9,935.2260	0.0000
North Plains Land Company, Ltd.	0.0000	0.0000	0.0000	917.6760	0.0000
Carl E. Olson	0.0000	0.0000	0.0000	2,174.6520	0.0000
Martin G. Peterson	0.0000	0.0000	0.0000	10,428.5160	0.0000
Pine Ridge Land Company, Ltd.	0.0000	0.0000	0.0000	2,701.8720	0.0000
Price Fremont Company, Ltd.	0.0000	0.0000	0.0000	82,364.8140	0.0000
Deirda Price	0.0000	0.0000	0.0000	226.0260	0.0000
John Price	0.0000	0.0000	0.0000	766.2960	0.0000
Steven Price	0.0000	0.0000	0.0000	1,446.9840	0.0000

Red Cliffs Mall Investment Company, Ltd.	0.0000	0.0000	0.0000	76,910.9580	0.0000
Taycor, Ltd.	0.0000	0.0000	0.0000	17,226.0000	0.0000
Jennifer Wallin	0.0000	0.0000	0.0000	226.0260	0.0000
Keith Whatcott	0.0000	0.0000	0.0000	18,510.1200	0.0000
Lena Wilcher as Trustee of the Lena Wilcher Revocable Trust	0.0000	0.0000	0.0000	5,220.0000	0.0000
JSG, LLC	0.0000	0.0000	0.0000	0.0000	822,626.0284

Total Units:	272,375,543.4045	100.0000	0.0000	1,426,392.6660	822,626.0284